UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 17, 2017

PRIMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Primerica Parkway Duluth, Georgia 30099
(Address of Principal Executive Offices)

(770) 381-1000
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

The Company held its 2017 annual stockholders’ meeting on May 17, 2017.  There were 45,602,082 shares of common stock outstanding and entitled to be voted, and 41,995,487 of those shares (92.1% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.

Proposal 1:  The following nominees were elected by majority vote to serve on the Board of Directors:

Nominee	For	Withheld	Broker Non-Votes
John A. Addison, Jr.	39,713,107	7,386	2,274,994
Joel M. Babbit	39,712,550	7,943	2,274,994
P. George Benson	39,710,455	10,038	2,274,994
Gary L. Crittenden	39,712,497	7,996	2,274,994
Cynthia N. Day	39,326,125	394,368	2,274,994
Mark Mason	39,497,698	222,795	2,274,994
Robert F. McCullough	39,498,643	221,850	2,274,994
Beatriz R. Perez	39,712,131	8,362	2,274,994
D. Richard Williams	39,226,551	493,942	2,274,994
Glenn J. Williams	39,713,657	6,836	2,274,994
Barbara A. Yastine	39,711,555	8,938	2,274,994

Proposal 2:  The Second Amended and Restated Primerica, Inc. 2010 Omnibus Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
37,343,794	2,369,963	6,736	2,274,994

Proposal 3:  An advisory vote on executive compensation (Say-on-Pay) was approved.

For	Against	Abstain	Broker Non-Votes
39,534,548	178,130	7,815	2,274,994

Proposal 4:  An advisory vote on stockholder preference of the frequency of the Say-on-Pay vote (Say-When-on-Pay) was in favor of an annual vote.  The Board of Directors has determined to follow stockholder preference and include an advisory Say-on-Pay vote in the annual proxy statement.

Every Year	Every Other Year	Every Third Year	Abstentions
35,677,877	29,834	4,006,448	6,334

Proposal 5:  The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2017 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,122,703	867,117	5,667	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2017		PRIMERICA, INC.

	By:	/s/ Stacey K. Geer
Stacey K. Geer
Executive Vice President, Chief Governance Officer and Deputy General Counsel